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                                                                  EXHIBIT 10.7.a

                        GRANITE CONSTRUCTION INCORPORATED

               KEY MANAGEMENT DEFERRED INCENTIVE COMPENSATION PLAN

                                 Amendment No. 1

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         WHEREAS, Granite Construction Incorporated (the "Company") maintains the Granite Construction Incorporated Key Management Deferred Incentive Compensation Plan (the "Plan") for the benefit of its eligible employees; and

         WHEREAS, the Company desires to modify the Plan's distribution provisions.

         NOW, THEREFORE, Section 7(c) of the Plan is hereby amended as follows, effective as of January 1, 1999:

                  (c) Timing Of Distributions. Subject to Sections 7(d), 7(g) and 10, the distribution of the balance of a Participant's Account will be made or begin as soon as practicable following the earliest of the following events:

                  - Occurrence of the date set forth in the Participant's deferral form.

                  - The Participant's disability, as determined under the Company's Long Term Disability Plan.

                  - The Participant's "retirement" under the Company's tax-qualified retirement plans; provided, however, that a Participant may elect to have his or her distribution be made or begin not later than five years after such retirement."

                  -   The Participant's death.

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         To record the adoption of this Amendment No. 1 to the Plan, the Company has caused it to be executed this 23 day of April 1999.

                                           GRANITE CONSTRUCTION
                                           INCORPORATED

                                           By        /s/  David H. Watts
                                             -----------------------------------
                                             DAVID H. WATTS, PRESIDENT & CEO

                                           By        /s/  Michael Futch
                                             -----------------------------------
                                             MICHAEL FUTCH, SECRETARY


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